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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                  JUNE 30, 2004
                        (Date of earliest event reported)

                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-31559                   52-1988332
(State or other jurisdiction   (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)


 6901 ROCKLEDGE DRIVE, 6TH FLOOR, BETHESDA, MARYLAND                  20817
  (Address of principal executive offices)                         (Zip Code)


                                 (240) 333-6100
              (Registrant's telephone number, including area code)




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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 30, 2004, E-centives, Inc., a Delaware corporation (the "Company"), issued a press release announcing the resignation of Mr. Kamran Amjadi, the Company's Chairman and Chief Executive Officer, effective June 17, 2004, and the appointments of Mr. Mehrdad Akhavan, the Company's President, Chief Operating Officer, as a new Chief Executive Officer, effective June 22, 2004, and Mr. Sean Deson, a non-management Director, as new Chairman of the Board of the Company, effective June 22, 2004. A copy of such press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                E-CENTIVES, INC.


                                    By:  /S/  TRACY L. SLAVIN
                                         --------------------------
                                          Tracy L. Slavin
                                          Chief Financial Officer


Date:  June 30, 2004







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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION


99.1 Press Release, dated June 30, 2004, announcing the resignation of Chief Executive Officer and the appointment of a new Chief Executive Officer